www.valaris.com	Press Release

Valaris Reports First Quarter 2023 Results

Hamilton, Bermuda, May 1, 2023… Valaris Limited (NYSE: VAL) ("Valaris" or the "Company") today reported first quarter 2023 results.

President and Chief Executive Officer Anton Dibowitz said, “In the first quarter, we achieved strong revenue efficiency of 99% and won new contracts and extensions with associated contract backlog of approximately $820 million, including a three-year contract offshore Brazil for which we will reactivate drillship VALARIS DS-8.”

Dibowitz added, “On our fourth quarter conference call we outlined a goal to enhance our capital structure, and we achieved this objective through our recently completed refinancing transaction, including the addition of a revolving credit facility. The refinancing increased our liquidity by almost $500 million, enhancing our capital allocation flexibility including our ability to return capital to shareholders.”

Dibowitz concluded, “We continue to be highly constructive on the outlook for the industry and our business, with increasing demand and constrained supply continuing to tighten the market. As a result of our strong business outlook and commitment to returning capital to shareholders, the Valaris Board of Directors has increased our share repurchase authorization to $300 million, and we intend to repurchase $150 million of shares by the end of the year. As we look ahead, we will continue executing our focused, value driven and responsible strategy to deliver value to all stakeholders.”

Financial and Operational Highlights

•Generated Net Income of $49 million, Adjusted EBITDA of $24 million and Adjusted EBITDAR of $51 million;
•Delivered revenue efficiency of 99%;
•Awarded new contracts and extensions with associated contract backlog of approximately $820 million, increasing total contract backlog to $2.8 billion;
•Enhanced capital structure and liquidity through a refinancing in April 2023, including the addition of a $375 million revolving credit facility;
•Valaris Board of Directors authorized an increase in the Company's share repurchase program to $300 million in April 2023; and
•Published 2022 Sustainability Report in April 2023, in which we announced a Scope 1 carbon emissions intensity reduction target by 2030.

First Quarter Review

Net income was $49 million compared to $31 million in the fourth quarter 2022. Adjusted EBITDA decreased to $24 million from $54 million in the fourth quarter primarily due to increased repair and maintenance costs associated with special periodic surveys. Adjusted EBITDAR decreased to $51 million from $75 million in the fourth quarter for the same reason described above.

Revenues decreased to $430 million from $434 million in the fourth quarter 2022. Excluding reimbursable items, revenues decreased to $408 million from $413 million in the fourth quarter. The decrease was primarily due to lower utilization for the harsh environment jackup fleet, partially offset by a higher average day rate for the floater fleet.

Contract drilling expense increased to $377 million from $353 million in the fourth quarter 2022. Excluding reimbursable items, contract drilling expense increased to $356 million from $333 million in the fourth quarter primarily due to increased repair and maintenance costs associated with special periodic surveys and higher reactivation costs, which increased to $26 million from $21 million.

Depreciation expense decreased to $23 million from $24 million in the fourth quarter 2022. General and administrative expense of $24 million was in line with the fourth quarter 2022.

Other income was $13 million compared to other expense of less than $1 million in the fourth quarter 2022. This was primarily due to foreign currency exchange gains compared to losses in the fourth quarter and an increase in interest income due to a higher interest rate on the ARO shareholder notes receivable as well as an increase in interest from short-term deposits.

Tax benefit was $28 million compared to tax expense of $10 million in the fourth quarter 2022. The first quarter tax provision included $44 million of discrete tax benefit primarily attributable to changes in liabilities for unrecognized tax benefits associated with tax positions taken in prior years. The fourth quarter tax provision included $3 million of discrete tax benefit attributable to the resolution of prior period tax matters. Adjusted for discrete items, tax expense increased to $16 million from $13 million in the fourth quarter.

Total liquidity, which includes cash and cash equivalents and restricted cash, increased to $844 million as of March 31, 2023, from $749 million as of December 31, 2022. The increase was primarily due to cash flow generated from operations, including changes in working capital, of which $46 million was a refund payment from the IRS related to the CARES Act. These were partially offset by capital expenditures.

Capital expenditures increased to $56 million from $54 million in the fourth quarter 2022.

First Quarter Segment Review

Floaters

Floater revenues increased to $215 million from $211 million in the fourth quarter 2022. Excluding reimbursable items, revenues increased to $207 million from $203 million in the fourth quarter. The increase was primarily due to higher day rates for VALARIS DPS-5 and DS-12, which commenced new contracts during the first quarter. This was partially offset by lower utilization, primarily related to VALARIS DS-12, which mobilized from Mauritania to Angola during the first quarter, prior to commencing operations for another customer.

Contract drilling expense increased to $175 million from $173 million in the fourth quarter 2022. Excluding reimbursable items, contract drilling expense increased marginally to $166 million from $165 million in the fourth quarter.

Jackups

Jackup revenues decreased to $170 million from $182 million in the fourth quarter 2022. Excluding reimbursable items, revenues decreased to $162 million from $176 million in the fourth quarter primarily due to lower utilization for the harsh environment jackup fleet, including idle time for all three of our N-Class jackups as well as VALARIS 121 and 247.

Contract drilling expense increased to $149 million from $130 million in the fourth quarter 2022. Excluding reimbursable items, contract drilling expense increased to $142 million from $124 million in the fourth quarter primarily due to higher repair and maintenance costs associated with special periodic surveys.

ARO Drilling

Revenues increased to $124 million from $120 million in the fourth quarter 2022 primarily due to a higher average day rate following the commencement of three-year contract extensions for VALARIS 147 and 148 in December 2022 and February 2023, respectively. Contract drilling expense increased to $91 million from $86 million in the fourth quarter primarily due to higher bareboat charter expense.

Other

Revenues increased to $46 million from $41 million in the fourth quarter 2022 primarily due to higher ARO lease revenue for VALARIS 147 and 148, mentioned above. Contract drilling expense increased to $20 million from $18 million in the fourth quarter.

		First Quarter
	Floaters			Jackups			ARO (1)			Other			Reconciling Items (1)(2)		Consolidated Total
(in millions of $, except %)	Q1 2023	Q4 2022	Chg	Q1 2023	Q4 2022	Chg	Q1 2023	Q4 2022	Chg	Q1 2023	Q4 2022	Chg	Q1 2023	Q4 2022	Q1 2023	Q4 2022	Chg

Revenues	214.8	211.0	2%	169.8	181.8	(7)%	123.6	120.4	3%	45.5	40.8	12%	(123.6)	(120.4)	430.1	433.6	(1)%
Operating expenses
Contract drilling	174.6	172.6	(1)%	148.9	129.5	(15)%	90.9	85.5	(6)%	20.2	18.4	(10)%	(57.4)	(52.6)	377.2	353.4	(7)%
Depreciation	13.0	12.9	(1)%	9.0	9.6	6%	15.0	16.1	7%	1.3	1.2	(8)%	(15.0)	(16.0)	23.3	23.8	2%
General and admin.	—	—	—%	—	—	—%	4.6	5.6	18%	—	—	—%	19.8	18.3	24.4	23.9	(2)%
Equity in earnings of ARO	—	—	—%	—	—	—%	—	—	—%	—	—	—%	3.3	8.6	3.3	8.6	(62)%
Operating income (loss)	27.2	25.5	7%	11.9	42.7	(72)%	13.1	13.2	(1)%	24.0	21.2	13%	(67.7)	(61.5)	8.5	41.1	(79)%

Net income (loss)	27.5	26.6	3%	12.1	46.4	(74)%	0.8	10.7	(93)%	24.0	21.2	13%	(15.8)	(73.8)	48.6	31.1	56%

Adjusted EBITDA	38.9	37.5	4%	17.9	51.1	(65)%	28.1	29.3	(4)%	25.4	22.4	13%	(86.0)	(86.0)	24.3	54.3	(55)%
Adjusted EBITDAR	65.1	58.1	12%	18.0	51.2	(65)%	28.1	29.3	(4)%	25.4	22.4	13%	(86.0)	(86.0)	50.6	75.0	(33)%

(1) The full operating results included above for ARO are not included within our consolidated results and thus deducted under "Reconciling Items" and replaced with our equity in earnings of ARO.

(2) Our onshore support costs included within contract drilling expenses are not allocated to our operating segments for purposes of measuring segment operating income (loss) and as such, these costs are included in "Reconciling Items." Further, general and administrative expense and depreciation expense incurred by our corporate office are not allocated to our operating segments for purposes of measuring segment operating income (loss) and are included in "Reconciling Items."

Guidance

The Company's first quarter 2023 results were better than prior guidance primarily due to timing of anticipated projects moving from the first quarter to subsequent quarters. The Company's full-year 2023 guidance remains unchanged.

As previously announced, Valaris will hold its first quarter 2023 earnings conference call at 9:00 a.m. CT (10:00 a.m. ET) on Tuesday, May 2, 2023. An updated investor presentation will be available on the Valaris website after the call.

About Valaris Limited

Valaris Limited (NYSE: VAL) is the industry leader in offshore drilling services across all water depths and geographies. Operating a high-quality rig fleet of ultra-deepwater drillships, versatile semisubmersibles, and modern shallow-water jackups, Valaris has experience operating in nearly every major offshore basin. Valaris maintains an unwavering commitment to safety, operational excellence, and customer satisfaction, with a focus on technology and innovation. Valaris Limited is a Bermuda exempted company. To learn more, visit the Valaris website at www.valaris.com.

Forward-Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; scheduled delivery dates for rigs; performance of our joint ventures, including our joint venture with Saudi Aramco; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets; general economic, market, business and industry conditions, including inflation and recessions, trends and outlook; general political conditions, including political tensions, conflicts and war (such as the ongoing conflict in Ukraine); cybersecurity attacks and threats; impacts and effects of public health crises, pandemics and epidemics, such as the COVID-19 pandemic; future operations; increasing regulatory complexity; targets, progress, plans and goals related to environmental, social and governance (“ESG”) matters; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this press release are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; future share repurchases; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply, including as a result of reactivations and newbuilds; and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition; increased scrutiny of our ESG targets, including our Scope 1 emissions intensity reduction target, initiatives and reporting and our ability to achieve such targets or initiatives; changes in customer strategy; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties, including recessions, volatility affecting the banking system and financial markets, inflation and adverse changes in the level of international trade activity; terrorism, piracy and military action; risks inherent to shipyard rig reactivation, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; compliance with our debt agreements and debt restrictions that may limit our liquidity and flexibility; cybersecurity risks and threats; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.

Investor & Media Contacts:	Darin Gibbins
Vice President - Investor Relations and Treasurer
+1-713-979-4623

Tim Richardson
Director - Investor Relations
+1-713-979-4619

VALARIS LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share amounts)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
OPERATING REVENUES	$430.1	$433.6	$437.2	$413.3	$318.4

OPERATING EXPENSES
Contract drilling (exclusive of depreciation)	377.2	353.4	336.7	361.8	331.3
Loss on impairment	—	—	—	34.5	—
Depreciation	23.3	23.8	22.6	22.3	22.5
General and administrative	24.4	23.9	19.2	19.0	18.8
Total operating expenses	424.9	401.1	378.5	437.6	372.6
EQUITY IN EARNINGS OF ARO	3.3	8.6	2.9	8.7	4.3
OPERATING INCOME (LOSS)	8.5	41.1	61.6	(15.6)	(49.9)

OTHER INCOME (EXPENSE)
Interest income	23.0	15.5	27.9	11.2	10.9
Interest expense, net	(11.1)	(10.5)	(11.7)	(11.6)	(11.5)
Reorganization items, net	—	(0.3)	(0.4)	(0.7)	(1.0)
Other, net	0.6	(4.9)	14.1	149.7	11.0
	12.5	(0.2)	29.9	148.6	9.4

INCOME (LOSS) BEFORE INCOME TAXES	21.0	40.9	91.5	133.0	(40.5)

PROVISION (BENEFIT) FOR INCOME TAXES	(27.6)	9.8	13.8	20.2	(0.7)

NET INCOME (LOSS)	48.6	31.1	77.7	112.8	(39.8)

NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(1.9)	(1.9)	(3.4)	(1.2)	1.2

NET INCOME (LOSS) ATTRIBUTABLE TO VALARIS	$46.7	$29.2	$74.3	$111.6	$(38.6)

EARNINGS (LOSS) PER SHARE
Basic	$0.62	$0.39	$0.99	$1.49	$(0.51)
Diluted	$0.61	$0.38	$0.98	$1.48	$(0.51)
WEIGHTED-AVERAGE SHARES OUTSTANDING
Basic	75.2	75.2	75.1	75.0	75.0
Diluted	76.4	76.0	75.6	75.6	75.0

VALARIS LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In millions)

	As of
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$822.5	$724.1	$406.0	$553.5	$578.2
Restricted cash	21.5	24.4	18.2	23.8	30.0
Short-term investments	—	—	220.0	—	—
Accounts receivable, net	393.4	449.1	535.5	544.6	439.3
Other current assets	158.1	148.6	162.9	159.0	125.7
Total current assets	$1,395.5	$1,346.2	$1,342.6	$1,280.9	$1,173.2

PROPERTY AND EQUIPMENT, NET	1,015.5	977.2	953.6	931.7	930.2

LONG-TERM NOTES RECEIVABLE FROM ARO	261.0	254.0	246.9	264.5	256.8

INVESTMENT IN ARO	114.4	111.1	102.6	99.6	90.9

OTHER ASSETS	164.8	171.8	175.5	184.1	180.5

	$2,951.2	$2,860.3	$2,821.2	$2,760.8	$2,631.6

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable - trade	$324.1	$256.5	$256.6	$287.0	$311.2
Accrued liabilities and other	267.7	247.9	262.5	260.1	212.1
Total current liabilities	$591.8	$504.4	$519.1	$547.1	$523.3

LONG-TERM DEBT	542.8	542.4	541.8	545.7	545.5

OTHER LIABILITIES	464.6	515.6	523.2	511.0	522.1

TOTAL LIABILITIES	1,599.2	1,562.4	1,584.1	1,603.8	1,590.9

TOTAL EQUITY	1,352.0	1,297.9	1,237.1	1,157.0	1,040.7

	$2,951.2	$2,860.3	$2,821.2	$2,760.8	$2,631.6

VALARIS LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
OPERATING ACTIVITIES
Net income (loss)	$48.6	$31.1	$77.7	$112.8	$(39.8)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation expense	23.3	23.8	22.6	22.3	22.5
Accretion of discount on notes receivable	(7.0)	(7.1)	(22.4)	(7.7)	(7.7)
Share-based compensation expense	5.7	5.9	4.6	3.5	3.4
Deferred income tax expense (benefit)	4.6	0.8	0.4	7.3	(0.6)
Amortization, net	(4.2)	(2.0)	(5.4)	(3.2)	1.6
Equity in earnings of ARO	(3.3)	(8.6)	(2.9)	(8.7)	(4.3)
Net periodic pension and retiree medical income	(0.1)	(4.3)	(4.0)	(4.1)	(4.0)
Gain on asset disposals	(0.1)	(3.5)	(0.1)	(135.1)	(2.5)
Loss on impairment	—	—	—	34.5	—
Other	0.1	(1.9)	—	0.3	0.5
Changes in operating assets and liabilities	85.1	121.3	16.4	(134.8)	32.5
Contributions to pension plans and other post-retirement benefits	(1.0)	(0.8)	(0.6)	(1.9)	(0.8)
Net cash provided by (used in) operating activities	$151.7	$154.7	$86.3	$(114.8)	$0.8

INVESTING ACTIVITIES
Additions to property and equipment	$(56.3)	$(53.9)	$(53.5)	$(61.1)	$(38.5)
Net proceeds from disposition of assets	0.1	3.5	0.3	145.2	1.3
Purchases of short-term investments	—	—	(220.0)	—	—
Maturities of short-term investments	—	220.0	—	—	—
Repayments of note receivable from ARO	—	—	40.0	—	—
Net cash provided by (used in) investing activities	$(56.2)	$169.6	$(233.2)	$84.1	$(37.2)

FINANCING ACTIVITIES
Consent solicitation fees	$—	$—	$(3.9)	$—	$—
Payments for tax withholdings for share-based awards	—	—	(2.3)	(0.2)	—
Net cash provided by (used in) financing activities	$—	$—	$(6.2)	$(0.2)	$—

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	$95.5	$324.3	$(153.1)	$(30.9)	$(36.4)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	748.5	424.2	577.3	608.2	644.6
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$844.0	$748.5	$424.2	$577.3	$608.2

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
(In millions)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
REVENUES
Floaters
Drillships	$146.5	$151.9	$139.8	$149.0	$85.4
Semisubmersibles	68.3	59.1	61.9	39.1	14.3
	$214.8	$211.0	$201.7	$188.1	$99.7
Jackups (1)
HD Ultra-Harsh & Harsh Environment	$75.7	$98.5	$123.0	$106.1	$92.9
HD & SD Modern	73.2	62.5	59.0	61.1	67.9
SD Legacy	20.9	20.8	13.9	18.6	19.9
	$169.8	$181.8	$195.9	$185.8	$180.7

Total	$384.6	$392.8	$397.6	$373.9	$280.4

Other
Leased and Managed Rigs	$45.5	$40.8	$39.6	$39.4	$38.0

Valaris Total	$430.1	$433.6	$437.2	$413.3	$318.4

(1)HD = Heavy Duty; SD = Standard Duty. Heavy duty jackups are well-suited for operations in tropical revolving storm areas.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
(In millions)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
ADJUSTED EBITDAR (1)
Active Fleet (1) (2)	$96.2	$117.5	$129.6	$98.7	$66.5
Leased and Managed Rigs (1)	25.4	22.4	22.1	14.9	22.6
	$121.6	$139.9	$151.7	$113.6	$89.1

Stacked Fleet (1) (3)	(13.1)	(8.2)	(8.5)	(11.3)	(10.7)
	$108.5	$131.7	$143.2	$102.3	$78.4

Support costs
General and administrative expense	$24.4	$23.9	$19.2	$19.0	$18.8
Onshore support costs	33.5	32.8	30.2	29.7	29.0
	$57.9	$56.7	$49.4	$48.7	$47.8

Valaris Total	$50.6	$75.0	$93.8	$53.6	$30.6

Reactivation costs (4)	$26.3	$20.7	$17.8	$24.3	$61.5

(1)Adjusted EBITDAR is earnings before interest, tax, depreciation, amortization and reactivation costs. Adjusted EBITDAR for active fleet, leased and managed rigs and stacked fleet also excludes onshore support costs and general and administrative expense.
(2)Active fleet represents rigs that are not preservation stacked and includes rigs that are in the process of being reactivated.
(3)Stacked fleet represents the combined total of all preservation and stacking costs.
(4)Reactivation costs, all of which are attributed to Valaris' active fleet, are excluded from adjusted EBITDAR.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
(In millions)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
ADJUSTED EBITDAR (1)
Floaters
Drillships (1)	$37.3	$37.4	$30.5	$44.3	$27.2
Semisubmersibles (1)	27.8	20.7	28.0	2.9	(15.0)
	$65.1	$58.1	$58.5	$47.2	$12.2

Jackups
HD Ultra-Harsh & Harsh (1)	$(0.7)	$28.1	$50.4	$30.7	$21.0
HD & SD - Modern (1)	9.6	12.9	10.1	1.7	13.7
SD - Legacy (1)	9.1	10.2	2.1	7.8	8.9
	$18.0	$51.2	$62.6	$40.2	$43.6

Total	$83.1	$109.3	$121.1	$87.4	$55.8

Other
Leased and Managed Rigs (1)	$25.4	$22.4	$22.1	$14.9	$22.6

Total	$108.5	$131.7	$143.2	$102.3	$78.4

Support costs
General and administrative expense	$24.4	$23.9	$19.2	$19.0	$18.8
Onshore support costs	33.5	32.8	30.2	29.7	29.0
	$57.9	$56.7	$49.4	$48.7	$47.8

Valaris Total	$50.6	$75.0	$93.8	$53.6	$30.6

(1)Adjusted EBITDAR is earnings before interest, tax, depreciation, amortization and reactivation costs. Adjusted EBITDAR for asset category also excludes onshore support costs and general and administrative expense.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
(In millions)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
ADJUSTED EBITDA (1)
Floaters
Drillships (1)	$11.4	$17.1	$13.5	$21.0	$(21.4)
Semisubmersibles (1)	27.5	20.4	27.2	2.1	(27.3)
	$38.9	$37.5	$40.7	$23.1	$(48.7)

Jackups
HD Ultra-Harsh & Harsh (1)	$(0.8)	$28.0	$50.5	$30.5	$20.4
HD & SD - Modern (1)	9.6	12.9	10.0	1.6	13.7
SD - Legacy (1)	9.1	10.2	2.1	7.9	8.9
	$17.9	$51.1	$62.6	$40.0	$43.0

Total	$56.8	$88.6	$103.3	$63.1	$(5.7)

Other
Leased and Managed Rigs (1)	$25.4	$22.4	$22.1	$14.9	$22.6

Total	$82.2	$111.0	$125.4	$78.0	$16.9

Support costs
General and administrative expense	$24.4	$23.9	$19.2	$19.0	$18.8
Onshore support costs	33.5	32.8	30.2	29.7	29.0
	$57.9	$56.7	$49.4	$48.7	$47.8

Valaris Total	$24.3	$54.3	$76.0	$29.3	$(30.9)

(1)Adjusted EBITDA is earnings before interest, tax, depreciation and amortization. Adjusted EBITDA for asset category also excludes onshore support costs and general and administrative expense.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
(In millions)

	As of
	May 1, 2023	February 21, 2023	October 31, 2022	July 28, 2022	May 2, 2022
CONTRACT BACKLOG (1)
Floaters
Drillships (2)	$1,499.0	$1,062.3	$995.1	$1,090.3	$1,290.9
Semisubmersibles	270.2	314.6	379.5	359.6	375.8
	$1,769.2	$1,376.9	$1,374.6	$1,449.9	$1,666.7
Jackups
HD Ultra-Harsh & Harsh	277.7	348.3	185.1	192.0	218.8
HD & SD - Modern	317.7	341.1	395.3	377.6	225.7
SD - Legacy	119.7	52.9	82.3	72.3	70.7
	$715.1	$742.3	$662.7	$641.9	$515.2

Total	$2,484.3	$2,119.2	$2,037.3	$2,091.8	$2,181.9

Other (3)
Leased and Managed Rigs	$318.9	$344.0	$223.3	$257.5	$271.5

Valaris Total	$2,803.2	$2,463.2	$2,260.6	$2,349.3	$2,453.4

(1)Our contract drilling backlog reflects commitments, represented by signed drilling contracts, and is calculated by multiplying the contracted day rate by the contract period. Contract drilling backlog includes drilling contracts subject to FID and drilling contracts which grant the customer termination rights if FID is not received with respect to projects for which the drilling rig is contracted. The contracted day rate excludes certain types of lump sum fees for rig mobilization, demobilization, contract preparation, as well as customer reimbursables and bonus opportunities.
(2)Approximately $428 million of backlog as of May 2, 2022 was attributable to a contract awarded to drillship VALARIS DS-11 for an eight-well deepwater project in the U.S. Gulf of Mexico that was expected to commence in mid-2024. In June 2022, the customer terminated the contract.
(3)Leased rigs and managed rigs included in Other reporting segment.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
AVERAGE DAY RATES (1)
Floaters
Drillships	$221,000	$215,000	$220,000	$213,000	$203,000
Semisubmersibles	246,000	204,000	226,000	214,000	156,000
	$228,000	$212,000	$222,000	$213,000	$197,000
Jackups
HD Ultra-Harsh & Harsh	$97,000	$108,000	$121,000	$114,000	$104,000
HD & SD Modern	92,000	83,000	82,000	79,000	80,000
SD Legacy	76,000	74,000	74,000	74,000	71,000
	$91,000	$93,000	$100,000	$94,000	$89,000

Total	$139,000	$133,000	$138,000	$120,000	$108,000

Other
Leased and Managed Rigs	$43,000	$36,000	$38,000	$39,000	$39,000

Valaris Total	$113,000	$108,000	$112,000	$98,000	$90,000

(1)Average day rates are derived by dividing contract drilling revenues, adjusted to exclude certain types of non-recurring reimbursable revenues, lump-sum revenues, revenues earned during suspension periods and revenues attributable to amortization of drilling contract intangibles, by the aggregate number of contract days, adjusted to exclude contract days associated with certain suspension periods, mobilizations, demobilizations and shipyard contracts.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
UTILIZATION - TOTAL FLEET (1)
Floaters
Drillships	59%	62%	54%	34%	36%
Semisubmersibles	57%	57%	54%	37%	11%
	58%	60%	54%	35%	28%
Jackups
HD Ultra-Harsh & Harsh	57%	77%	85%	81%	78%
HD & SD Modern	57%	55%	53%	53%	51%
SD Legacy	99%	99%	67%	88%	75%
	62%	68%	67%	67%	63%

Total	60%	65%	62%	56%	51%

Other
Leased and Managed Rigs	100%	100%	100%	100%	100%

Valaris Total	68%	72%	69%	64%	59%

Pro Forma Jackups (2)	68%	73%	72%	72%	68%

(1)Rig utilization is derived by dividing the number of operating days by the number of available days in the period for the total fleet.

(2)Includes all Valaris jackups including those leased to ARO Drilling.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
UTILIZATION - ACTIVE FLEET (1) (2)
Floaters
Drillships	77%	85%	74%	52%	56%
Semisubmersibles	96%	96%	91%	62%	19%
	82%	88%	79%	55%	45%
Jackups
HD Ultra-Harsh & Harsh	67%	85%	94%	89%	85%
HD & SD Modern	89%	86%	81%	82%	83%
SD Legacy	99%	99%	67%	90%	100%
	81%	87%	85%	86%	86%

Total	81%	87%	83%	77%	74%

Other
Leased and Managed Rigs	100%	100%	100%	100%	100%

Valaris Total	86%	90%	87%	82%	80%

Pro Forma Jackups (3)	83%	88%	86%	87%	87%

(1)Rig utilization is derived by dividing the number of operating days by the number of available days in the period for the active fleet.

(2)Active fleet represents rigs that are not preservation stacked and includes rigs that are in the process of being reactivated.

(3)Includes all Valaris jackups including those leased to ARO Drilling.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
REVENUE EFFICIENCY (1)
Floaters
Drillships	97%	96%	90%	95%	98%
Semisubmersibles	100%	100%	100%	92%	100%
	98%	97%	93%	94%	99%
Jackups
HD Ultra-Harsh & Harsh	100%	96%	99%	99%	99%
HD & SD Modern	100%	99%	97%	98%	100%
SD Legacy	99%	100%	100%	100%	100%
	100%	98%	98%	99%	99%

Valaris Total	99%	98%	96%	97%	99%

(1)Revenue efficiency is day rate revenue earned as a percentage of maximum potential day rate revenue.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS

	As of
NUMBER OF RIGS	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Active Fleet (1)
Floaters
Drillships	9	8	8	8	7
Semisubmersibles	3	3	3	3	3
	12	11	11	11	10
Jackups
HD Ultra-Harsh & Harsh	9	10	10	10	10
HD & SD Modern	9	9	9	10	10
SD Legacy	3	3	3	3	3
	21	22	22	23	23

Total Active Fleet	33	33	33	34	33

Stacked Fleet
Floaters
Drillships (2)	2	3	3	3	4
Semisubmersibles	2	2	2	2	2
	4	5	5	5	6
Jackups
HD Ultra-Harsh & Harsh	2	1	1	1	1
HD & SD Modern	5	5	5	5	7
SD Legacy	—	—	—	—	—
	7	6	6	6	8

Total Stacked Fleet	11	11	11	11	14

Leased Rigs (3)
Jackups
HD Ultra-Harsh & Harsh	1	1	1	1	1
HD & SD Modern	7	7	7	6	6
SD Legacy	—	—	—	—	1
Total Leased Rigs	8	8	8	7	8

Valaris Total	52	52	52	52	55

Managed Rigs (3)	2	2	2	2	2

(1)Active fleet represents rigs that are not preservation stacked and includes rigs that are in the process of being reactivated.
(2)Excludes VALARIS DS-13 and VALARIS DS-14, which Valaris has the option to take delivery by year-end 2023.
(3)Leased rigs and managed rigs included in Other reporting segment.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
AVAILABLE DAYS - TOTAL FLEET (1)
Floaters
Drillships	990	1,012	1,012	979	990
Semisubmersibles	450	460	460	455	450
	1,440	1,472	1,472	1,434	1,440
Jackups
HD Ultra-Harsh & Harsh	990	1,012	1,012	1,001	990
HD & SD Modern	1,260	1,288	1,328	1,419	1,599
SD Legacy	270	276	276	279	360
	2,520	2,576	2,616	2,699	2,949

Total	3,960	4,048	4,088	4,133	4,389

Other
Leased and Managed Rigs	900	920	880	874	831

Valaris Total	4,860	4,968	4,968	5,007	5,220

(1)Represents the maximum number of days available in the period for the total fleet, calculated by multiplying the number of rigs in each asset category by the number of days in the period, irrespective of asset status.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
AVAILABLE DAYS - ACTIVE FLEET (1) (2)
Floaters
Drillships	751	736	736	645	630
Semisubmersibles	270	276	276	273	270
	1,021	1,012	1,012	918	900
Jackups
HD Ultra-Harsh & Harsh	841	920	920	910	900
HD & SD Modern	810	828	868	910	969
SD Legacy	270	276	276	273	270
	1,921	2,024	2,064	2,093	2,139

Total	2,942	3,036	3,076	3,011	3,039

Other
Leased and Managed Rigs	900	920	880	874	831

Valaris Total	3,842	3,956	3,956	3,885	3,870

(1)Represents the maximum number of days available in the period for the active fleet, calculated by multiplying the number of rigs in each asset category by the number of days in the period, for active rigs only. Active rigs are defined as rigs that are not preservation stacked.

(2)Active fleet represents rigs that are not preservation stacked and includes rigs that are in the process of being reactivated.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
OPERATING DAYS (1)
Floaters
Drillships	581	623	546	335	353
Semisubmersibles	258	264	251	168	52
	839	887	797	503	405
Jackups
HD Ultra-Harsh & Harsh	564	778	862	810	769
HD & SD Modern	718	713	700	750	809
SD Legacy	268	273	184	245	270
	1,550	1,764	1,746	1,805	1,848

Total	2,389	2,651	2,543	2,308	2,253

Other
Leased and Managed Rigs	900	920	881	874	831

Valaris Total	3,289	3,571	3,424	3,182	3,084

(1)Represents the total number of days under contract in the period. Days under contract equals the total number of days that rigs have earned and recognized day rate revenue, including days associated with early contract terminations, compensated downtime and mobilizations. When revenue is deferred and amortized over a future period, for example when we receive fees while mobilizing to commence a new contract or while being upgraded in a shipyard, the related days are excluded from days under contract.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
($ in millions, except average day rate)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
DRILLSHIPS

Adjusted revenues (1)	$128.6	$134.4	$120.1	$128.1	$73.1
Adjusted operating expense (2)	117.3	118.1	106.4	106.7	94.0

Rig operating margin	$11.3	$16.3	$13.7	$21.4	$(20.9)
Rig operating margin %	9%	12%	11%	17%	(29)%

Other operating expenses
Depreciation	12.1	12.0	11.8	11.6	11.3
Loss on impairment	—	—	—	34.5	—
	$12.1	$12.0	$11.8	$46.1	$11.3

Other operating income (expense) (3)	0.9	2.2	0.5	(0.4)	0.5

Operating income (loss) (4)	$0.1	$6.5	$2.4	$(25.1)	$(31.7)

Adjusted EBITDA (5)	$11.4	$17.1	$13.5	$21.0	$(21.4)
Reactivation costs (6)	25.9	20.3	17.0	23.3	48.6
Adjusted EBITDAR	$37.3	$37.4	$30.5	$44.3	$27.2

Preservation and stacking costs (6)	$4.5	$4.9	$4.5	$11.1	$7.5

Number of Rigs (at quarter end)
Total Fleet	11	11	11	11	11
Active Fleet	9	8	8	8	7

Operating Days	581	623	546	335	353
Utilization - Active Fleet	77%	85%	74%	52%	56%
Average Day Rate	$221,000	$215,000	$220,000	$213,000	$203,000

(1)Revenues exclusive of amortization and recurring reimbursable items.
(2)Operating expense exclusive of depreciation, amortization, reimbursable items, bad debt expense and onshore support costs.
(3)Other operating income (expense) includes reimbursable revenue and expense, amortized revenue and expense, bad debt expense and other miscellaneous items.
(4)Starting from the second quarter 2022, we adjusted operating income (loss) to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(5)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.
(6)Included in adjusted operating expense.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
($ in millions, except average day rate)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
SEMISUBMERSIBLES

Adjusted revenues (1)	$63.9	$54.0	$58.3	$36.3	$8.1
Adjusted operating expense (2)	36.1	33.5	31.0	34.0	34.5

Rig operating margin	$27.8	$20.5	$27.3	$2.3	$(26.4)
Rig operating margin %	44%	38%	47%	6%	(326)%

Depreciation	0.9	0.9	0.8	0.8	0.8

Other operating income (expense) (3)	0.2	(0.5)	(0.3)	(0.5)	(1.1)

Operating income (loss) (4)	$27.1	$19.1	$26.2	$1.0	$(28.3)

Adjusted EBITDA (5)	$27.5	$20.4	$27.2	$2.1	$(27.3)
Reactivation costs (6)	0.3	0.3	0.8	0.8	12.3
Adjusted EBITDAR	$27.8	$20.7	$28.0	$2.9	$(15.0)

Preservation and stacking costs (6)	$1.0	$1.3	$1.5	$4.1	$1.2

Number of Rigs (at quarter end)
Total Fleet	5	5	5	5	5
Active Fleet	3	3	3	3	3

Operating Days	258	264	251	168	52
Utilization - Active Fleet	96%	96%	91%	62%	19%
Average Day Rate	$246,000	$204,000	$226,000	$214,000	$156,000

(1)Revenues exclusive of amortization and recurring reimbursable items.
(2)Operating expense exclusive of depreciation, amortization, reimbursable items, bad debt expense and onshore support costs.
(3)Other operating income (expense) includes reimbursable revenue and expense, amortized revenue and expense, bad debt expense and other miscellaneous items.
(4)Starting from the second quarter 2022, we adjusted operating income (loss) to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(5)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.
(6)Included in adjusted operating expense.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
($ in millions, except average day rate)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
HD ULTRA-HARSH & HARSH JACKUPS

Adjusted revenues (1)	$62.7	$87.1	$106.5	$93.6	$81.1
Adjusted operating expense (2)	63.8	59.3	56.2	63.4	58.1

Rig operating margin	$(1.1)	$27.8	$50.3	$30.2	$23.0
Rig operating margin %	(2)%	32%	47%	32%	28%

Depreciation	5.7	5.7	5.6	5.5	5.5

Other operating income (3)	4.2	3.6	7.1	5.1	0.1

Operating income (loss) (4)	$(2.6)	$25.7	$51.8	$29.8	$17.6

Adjusted EBITDA (5)	$(0.8)	$28.0	$50.5	$30.5	$20.4
Reactivation costs (6)	0.1	0.1	(0.1)	0.2	0.6
Adjusted EBITDAR	$(0.7)	$28.1	$50.4	$30.7	$21.0

Preservation and stacking costs (6)	$5.1	$(0.5)	$—	$0.6	$0.1

Number of Rigs (at quarter end) (7)
Total Fleet	11	11	11	11	11
Active Fleet	9	10	10	10	10

Operating Days	564	778	862	810	769
Utilization - Active Fleet	67%	85%	94%	89%	85%
Average Day Rate	$97,000	$108,000	$121,000	$114,000	$104,000

(1)Revenues exclusive of amortization and recurring reimbursable items.
(2)Operating expense exclusive of depreciation, amortization, reimbursable items, bad debt expense and onshore support costs.
(3)Other operating income includes reimbursable revenue and expense, amortized revenue and expense, bad debt expense and other miscellaneous items.
(4)Starting from the second quarter 2022, we adjusted operating income (loss) to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(5)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.
(6)Included in adjusted operating expense.
(7)Jackup rigs leased to ARO are not included in the number of rigs at quarter end.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
($ in millions, except average day rate)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
HD & SD MODERN JACKUPS

Adjusted revenues (1)	$66.4	$59.1	$57.7	$59.8	$65.5
Adjusted operating expense (2)	56.7	45.9	47.6	57.9	47.6

Rig operating margin	$9.7	$13.2	$10.1	$1.9	$17.9
Rig operating margin %	15%	22%	18%	3%	27%

Depreciation	2.3	2.3	2.2	2.3	2.5

Other operating expense (3)	(0.3)	(2.1)	(1.5)	(1.4)	(8.4)

Operating income (loss) (4)	$7.1	$8.8	$6.4	$(1.8)	$7.0

Adjusted EBITDA (5)	$9.6	$12.9	$10.0	$1.6	$13.7
Reactivation costs (6)	—	—	0.1	0.1	—
Adjusted EBITDAR	$9.6	$12.9	$10.1	$1.7	$13.7

Preservation and stacking costs (6)	$2.5	$2.4	$2.4	$3.3	$1.8

Number of Rigs (at quarter end) (7)
Total Fleet	14	14	14	15	17
Active Fleet	9	9	9	10	10

Operating Days	718	713	700	750	809
Utilization - Active Fleet	89%	86%	81%	82%	83%
Average Day Rate	$92,000	$83,000	$82,000	$79,000	$80,000

(1)Revenues exclusive of amortization and recurring reimbursable items.
(2)Operating expense exclusive of depreciation, amortization, reimbursable items, bad debt expense and onshore support costs.
(3)Other operating expense includes reimbursable revenue and expense, amortized revenue and expense, bad debt expense and other miscellaneous items.
(4)Starting from the second quarter 2022, we adjusted operating income (loss) to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(5)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.
(6)Included in adjusted operating expense.
(7)Jackup rigs leased to ARO are not included in the number of rigs at quarter end.

VALARIS LIMITED AND SUBSIDIARIES
OPERATING STATISTICS
($ in millions, except average day rate)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
SD LEGACY JACKUPS

Adjusted revenues (1)	$20.4	$20.4	$13.6	$18.1	$19.2
Adjusted operating expense (2)	11.4	10.1	11.6	10.3	9.9

Rig operating margin	$9.0	$10.3	$2.0	$7.8	$9.3
Rig operating margin %	44%	50%	15%	43%	48%

Depreciation	1.0	1.6	1.0	0.9	1.0

Other operating expense (3)	(0.6)	(0.4)	—	(0.1)	(0.3)

Operating income (4)	$7.4	$8.3	$1.0	$6.8	$8.0

Adjusted EBITDA (5)	$9.1	$10.2	$2.1	$7.9	$8.9

Adjusted EBITDAR	$9.1	$10.2	$2.1	$7.9	$8.9

Preservation and stacking costs (6)	$—	$0.1	$0.1	$(0.1)	$—

Number of Rigs (at quarter end) (7)
Total Fleet	3	3	3	3	3
Active Fleet	3	3	3	3	3

Operating Days	268	273	184	245	270
Utilization - Active Fleet	99%	99%	67%	90%	100%
Average Day Rate	$76,000	$74,000	$74,000	$74,000	$71,000

(1)Revenues exclusive of amortization and recurring reimbursable items.
(2)Operating expense exclusive of depreciation, amortization, reimbursable items, bad debt expense and onshore support costs.
(3)Other operating income (expense) includes reimbursable revenue and expense, amortized revenue and expense, bad debt expense and other miscellaneous items.
(4)Starting from the second quarter 2022, we adjusted operating income to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(5)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.
(6)Included in adjusted operating expense.
(7)Jackup rigs leased to ARO are not included in the number of rigs at quarter end.

ARO DRILLING
CONDENSED BALANCE SHEET INFORMATION
(In millions)

	As of
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Cash	$101.2	$176.2	$173.5	$293.3	$240.2
Other current assets	189.3	140.6	145.6	106.3	179.5
Non-current assets	830.2	818.1	800.9	777.5	775.8
Total assets	$1,120.7	$1,134.9	$1,120.0	$1,177.1	$1,195.5

Current liabilities	$68.5	$86.3	$87.3	$63.7	$92.9
Non-current liabilities	887.4	884.6	879.5	958.7	957.9
Total liabilities	$955.9	$970.9	$966.8	$1,022.4	$1,050.8

Shareholders' equity	$164.8	$164.0	$153.2	$154.7	$144.7

Total liabilities and shareholders' equity	$1,120.7	$1,134.9	$1,120.0	$1,177.1	$1,195.5

ARO DRILLING
CONDENSED INCOME STATEMENT INFORMATION
(In millions)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Revenues	$123.6	$120.4	$111.4	$116.4	$111.3
Operating expenses
Contract drilling (exclusive of depreciation)	90.9	85.5	90.0	82.1	84.2
Depreciation	15.0	16.1	15.4	15.4	16.5
General and administrative	4.6	5.6	4.7	3.2	5.2
Operating income	$13.1	$13.2	$1.3	$15.7	$5.4
Other expense, net	10.4	1.8	2.7	3.3	3.3
Provision (benefit) for income taxes	1.9	0.7	(0.1)	2.5	0.7
Net income (loss)	$0.8	$10.7	$(1.3)	$9.9	$1.4

EBITDA	$28.1	$29.3	$16.7	$31.1	$21.9

ARO Drilling condensed balance sheet and income statement information presented above represents 100% of ARO. Valaris has a 50% ownership interest in ARO.

ARO DRILLING
OPERATING STATISTICS

	As of
(In millions)	May 1, 2023	February 21, 2023	October 31, 2022	July 28, 2022	May 2, 2022
CONTRACT BACKLOG (1)
Owned Rigs	$747.7	$794.3	$870.7	$934.9	$993.6
Leased Rigs	884.7	937.5	473.3	524.3	496.9
Total	$1,632.4	$1,731.8	$1,344.0	$1,459.2	$1,490.5

(1)Contract drilling backlog reflects commitments, represented by signed drilling contracts, and is calculated by multiplying the contracted day rate by the contract period. The contracted day rate excludes certain types of lump sum fees for rig mobilization, demobilization, contract preparation, as well as customer reimbursables and bonus opportunities.

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
AVERAGE DAY RATES (1)
Owned Rigs	$99,000	$95,000	$96,000	$94,000	$99,000
Leased Rigs (2)	98,000	91,000	91,000	91,000	93,000
Total	$98,000	$93,000	$93,000	$92,000	$96,000

UTILIZATION (3)
Owned Rigs	91%	96%	86%	97%	91%
Leased Rigs (2)	95%	91%	92%	96%	91%
Total	93%	93%	89%	96%	91%

REVENUE EFFICIENCY (4)
Owned Rigs	98%	97%	98%	97%	97%
Leased Rigs (2)	95%	93%	96%	97%	96%
Total	96%	95%	97%	97%	96%

NUMBER OF RIGS (AT QUARTER END) (5)
Owned Rigs	7	7	7	7	7
Leased Rigs (2)	8	8	8	7	8
Total	15	15	15	14	15

AVAILABLE DAYS (6)
Owned Rigs	630	644	644	637	630
Leased Rigs (2)	720	736	696	671	646
Total	1,350	1,380	1,340	1,308	1,276

OPERATING DAYS (7)
Owned Rigs	575	618	553	619	572
Leased Rigs (2)	683	672	640	642	588
Total	1,258	1,290	1,193	1,261	1,160

(1)Average day rates are derived by dividing contract drilling revenues, adjusted to exclude certain types of non-recurring reimbursable revenues, lump-sum revenues, revenues earned during suspension periods and revenues attributable to amortization of drilling contract intangibles, by the aggregate number of contract days, adjusted to exclude contract days associated with certain suspension periods, mobilizations, demobilizations and shipyard contracts.
(2)All ARO leased rigs are leased from Valaris.
(3)Rig utilization is derived by dividing the number of operating days by the number of available days in the period for the rig fleet.
(4)Revenue efficiency is day rate revenue earned as a percentage of maximum potential day rate revenue.
(5)Rig count for owned rigs excludes two rigs under construction. We expect delivery of these rigs to be in 2023.
(6)Represents the maximum number of days available in the period for the rig fleet, calculated by multiplying the number of rigs in each asset category by the number of days in the period, irrespective of asset status.
(7)Represents the total number of days under contract in the period. Days under contract equals the total number of days that rigs have earned and recognized day rate revenue, including days associated with early contract terminations, compensated downtime and mobilizations. When revenue is deferred and amortized over a future period, for example when we receive fees while mobilizing to commence a new contract or while being upgraded in a shipyard, the related days are excluded from days under contract.

Non-GAAP Financial Measures
To supplement Valaris’ condensed consolidated financial statements presented on a GAAP basis, this press release provides investors with Adjusted EBITDA and Adjusted EBITDAR, which are non-GAAP measures.

Valaris defines "Adjusted EBITDA" as net income (loss) from continuing operations before income tax expense, interest expense, reorganization items, net, other (income) expense, depreciation expense, amortization, net, loss on impairment, equity in earnings of ARO, and merger transaction and integration costs. Adjusted EBITDA is a non-GAAP measure that our management uses to facilitate period-to-period comparisons of our core operating performance and to evaluate our long-term financial performance against that of our peers. We believe that this measure is useful to investors and analysts in allowing for greater transparency of our core operating performance and makes it easier to compare our results with those of other companies within our industry. Adjusted EBITDA should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating activities, or (c) as a measure of liquidity. Adjusted EBITDA may not be comparable to other similarly titled measures reported by other companies.

Valaris defines "Adjusted EBITDAR" as Adjusted EBITDA before reactivation costs. Adjusted EBITDAR is a non-GAAP measure that our management uses to assess the performance of our fleet excluding one-time rig reactivation costs. We believe that this measure is useful to investors and analysts in allowing for greater transparency of our core operating performance. Adjusted EBITDAR should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating activities, or (c) as a measure of liquidity. Adjusted EBITDAR may not be comparable to other similarly titled measures reported by other companies.

Valaris defines ARO "EBITDA" as net income before income tax expense, other expense, net and depreciation expense. EBITDA is a non-GAAP measure that our management uses to facilitate period-to-period comparisons of ARO's core operating performance and to evaluate ARO's long-term financial performance against that of ARO's peers. We believe that this measure is useful to investors and analysts in allowing for greater transparency of ARO's core operating performance and makes it easier to compare ARO's results with those of other companies within ARO's industry. EBITDA should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating activities, or (c) as a measure of liquidity. EBITDA may not be comparable to other similarly titled measures reported by other companies.

The Company is not able to provide a reconciliation of the Company's forward-looking Adjusted EBITDA, as discussed on its first quarter 2023 earnings conference call, to the most directly comparable GAAP measure without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation, including forward-looking tax expense and other income (expense).

Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

Reconciliation of Net Income to Adjusted EBITDA
A reconciliation of net income as reported to Adjusted EBITDA is included in the tables below (in millions):

	Three Months Ended
	March 31, 2023	December 31, 2022

VALARIS
Net income	$48.6	$31.1
Add (subtract):
Income tax expense (benefit)	(27.6)	9.8
Interest expense	11.1	10.5
Reorganization items	—	0.3
Other income	(23.6)	(10.6)
Operating income	$8.5	$41.1
Add (subtract):
Depreciation expense	23.3	23.8
Amortization, net (1)	(4.2)	(2.0)
Equity in earnings of ARO	(3.3)	(8.6)
Adjusted EBITDA	$24.3	$54.3
(1)Amortization, net, includes amortization during the indicated period for deferred mobilization revenues and costs, deferred capital upgrade revenues, deferred certification costs, intangible amortization and other amortization.

	Three Months Ended
	March 31, 2023	December 31, 2022

ARO
Net income (loss)	$0.8	$10.7
Add (subtract):
Income tax expense (benefit)	1.9	0.7
Other expense, net	10.4	1.8
Operating income	$13.1	$13.2

Add:
Depreciation expense	15.0	16.1
EBITDA	$28.1	$29.3

Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR

(In millions)	Three Months Ended
	March 31, 2023	December 31, 2022
FLOATERS
Net income	$27.5	$26.6
Subtract:
Other income	(0.3)	(1.1)
Operating income	$27.2	$25.5
Add (subtract):
Depreciation and amortization, net	11.8	11.8
Other costs	(0.1)	0.2
Adjusted EBITDA	$38.9	$37.5
Add:
Reactivation costs	26.2	20.6
Adjusted EBITDAR	$65.1	$58.1

JACKUPS
Net income	$12.1	$46.4
Add (subtract):
Other income	(0.2)	(3.7)
Operating income	$11.9	$42.7
Add (subtract):
Depreciation and amortization, net	6.2	8.6
Other costs	(0.2)	(0.2)
Adjusted EBITDA	$17.9	$51.1
Add:
Reactivation costs	0.1	0.1
Adjusted EBITDAR	$18.0	$51.2

OTHER
Net income	$24.0	$21.2
Add:
Other income	—	—
Operating income	$24.0	$21.2
Add (subtract):
Depreciation and amortization, net	1.3	1.4
Other costs	0.1	(0.2)
Adjusted EBITDA	$25.4	$22.4
Adjusted EBITDAR	$25.4	$22.4

Reconciliation of Net Income (Loss) to Adjusted EBITDAR

(In millions)	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
ACTIVE FLEET (1)
Net income (loss)	$55.4	$79.9	$98.8	$67.3	$(13.2)
Add (subtract):
Other (income) expense	$—	$(0.9)	$—	$0.1	$(0.3)
Operating income (loss) (2)	$55.4	$79.0	$98.8	$67.4	$(13.5)
Add (subtract):
Reactivation costs	26.3	20.7	17.8	24.3	61.5
Depreciation and amortization, net	14.7	17.9	13.2	14.8	18.9
Support and other costs	(0.2)	(0.1)	(0.2)	(7.8)	(0.4)
Adjusted EBITDAR (3)	$96.2	$117.5	$129.6	$98.7	$66.5

LEASED AND MANAGED RIGS
Net income	$24.0	$21.2	$20.7	$13.4	$21.6
Subtract:
Other income	$—	$—	$(0.1)	$—	$—
Operating income (2)	$24.0	$21.2	$20.6	$13.4	$21.6
Add (subtract):
Depreciation and amortization, net	1.3	1.4	1.4	1.3	1.2
Support and other costs	0.1	(0.2)	0.1	0.2	(0.2)
Adjusted EBITDAR (3)	$25.4	$22.4	$22.1	$14.9	$22.6

STACKED FLEET
Net income (loss)	$(15.8)	$(6.9)	$(11.1)	$78.9	$(12.1)
Add (subtract):
Other (income) expense	$(0.5)	$(3.9)	$0.1	$(135.4)	$(2.1)
Operating loss (2)	$(16.3)	$(10.8)	$(11.0)	$(56.5)	$(14.2)
Add (subtract):
Depreciation and amortization, net	3.2	2.6	2.6	3.1	3.4
Loss on impairment	—	—	—	34.5	—
Support and other costs	—	—	(0.1)	7.6	0.1
Adjusted EBITDAR (3)	$(13.1)	$(8.2)	$(8.5)	$(11.3)	$(10.7)

TOTAL FLEET
Net income (loss)	$63.6	$94.2	$108.4	$159.6	$(3.7)
Subtract:
Other income	$(0.5)	$(4.8)	$—	$(135.3)	$(2.4)
Operating income (loss) (2)	$63.1	$89.4	$108.4	$24.3	$(6.1)
Add (subtract):
Reactivation costs	26.3	20.7	17.8	24.3	61.5
Depreciation and amortization, net	19.2	21.8	17.2	19.2	23.5
Loss on impairment	—	—	—	34.5	—
Support and other costs	(0.1)	(0.2)	(0.2)	—	(0.5)
Adjusted EBITDAR (3)	$108.5	$131.7	$143.2	$102.3	$78.4

(1)Active fleet represents rigs that are not preservation stacked and includes rigs that are in the process of being reactivated.
(2)Starting from the second quarter 2022, we adjusted operating income (loss) to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(3)Adjusted EBITDAR for active fleet, leased and managed rigs and stacked fleet excludes onshore support costs and general and administrative expense.

Reconciliation of Operating Revenues to Adjusted Revenues, Operating Expenses to Adjusted Operating Expenses and Net Income (Loss) to Adjusted EBITDA

(In millions)	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
DRILLSHIPS
Operating revenues	$146.5	$151.9	$139.8	$149.0	$85.4
Subtract:
Reimbursable revenues	(7.1)	(6.8)	(8.5)	(15.4)	(6.9)
Amortized revenues	(10.8)	(10.7)	(11.2)	(5.5)	(5.4)
Adjusted revenues	$128.6	$134.4	$120.1	$128.1	$73.1

Operating expenses (1)	$146.5	$145.4	$137.5	$174.0	$117.2
Add (subtract):
Depreciation and amortization	(22.2)	(21.3)	(22.3)	(17.0)	(15.8)
Loss on impairment	—	—	—	(34.5)	—
Reimbursable expenses	(7.1)	(6.9)	(8.3)	(15.5)	(7.7)
Other	0.1	0.9	(0.5)	(0.3)	0.3
Adjusted operating expenses	$117.3	$118.1	$106.4	$106.7	$94.0

Net income (loss)	$0.4	$7.3	$2.4	$(25.2)	$(31.7)
Add (subtract):
Other (income) expense	(0.3)	(0.8)	—	0.1	—
Operating income (loss) (1)	0.1	6.5	2.4	(25.1)	(31.7)
Add (subtract):
Depreciation and amortization, net	11.4	10.6	11.1	11.5	10.4
Loss on impairment	—	—	—	34.5	—
Other	(0.1)	—	—	0.1	(0.1)
Adjusted EBITDA (2)	$11.4	$17.1	$13.5	$21.0	$(21.4)

(1)Starting from the second quarter 2022, we adjusted operating expenses and operating income (loss) to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(2)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.

Reconciliation of Operating Revenues to Adjusted Revenues, Operating Expenses to Adjusted Operating Expenses and Net Income (Loss) to Adjusted EBITDA

(In millions)	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
SEMISUBMERSIBLES
Operating revenues	$68.3	$59.1	$61.9	$39.1	$14.3
Add (subtract):
Reimbursable revenues	(1.1)	(0.8)	(1.2)	(2.0)	(6.2)
Amortized revenues	(3.3)	(4.3)	(2.4)	(0.8)	—
Adjusted revenues	$63.9	$54.0	$58.3	$36.3	$8.1

Operating expenses (1)	$41.1	$40.1	$35.6	$38.1	$42.6
Add (subtract):
Depreciation and amortization	(3.7)	(5.6)	(3.4)	(1.8)	(1.0)
Reimbursable expenses	(1.1)	(0.9)	(1.2)	(2.1)	(7.3)
Other	(0.2)	(0.1)	—	(0.2)	0.2
Adjusted operating expenses	$36.1	$33.5	$31.0	$34.0	$34.5

Net income (loss)	$27.1	$19.3	$26.2	$1.1	$(28.3)
Add (subtract):
Other income	—	(0.2)	—	(0.1)	—
Operating income (loss) (1)	27.1	19.1	26.2	1.0	(28.3)
Add:
Depreciation and amortization, net	0.4	1.2	1.0	1.0	1.0
Other	—	0.1	—	0.1	—
Adjusted EBITDA (2)	$27.5	$20.4	$27.2	$2.1	$(27.3)

(1)Starting from the second quarter 2022, we adjusted operating expenses and operating income (loss) to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(2)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.

Reconciliation of Operating Revenues to Adjusted Revenues, Operating Expenses to Adjusted Operating Expenses and Net Income (Loss) to Adjusted EBITDA

(In millions)	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
HD ULTRA-HARSH & HARSH JACKUPS
Operating revenues	$75.7	$98.5	$123.0	$106.1	$92.9
Subtract:
Reimbursable revenues	(4.2)	(2.8)	(3.5)	(3.7)	(6.6)
Amortized revenues	(8.8)	(8.6)	(13.0)	(8.8)	(5.2)
Adjusted revenues	$62.7	$87.1	$106.5	$93.6	$81.1

Operating expenses (1)	$78.4	$72.8	$71.2	$76.3	$75.4
Add (subtract):
Depreciation and amortization	(10.8)	(10.9)	(11.9)	(9.5)	(8.1)
Reimbursable expenses	(3.9)	(2.8)	(3.1)	(3.3)	(9.2)
Other	0.1	0.2	—	(0.1)	—
Adjusted operating expenses	$63.8	$59.3	$56.2	$63.4	$58.1

Net income (loss)	$(2.5)	$29.3	$51.7	$29.8	$17.7
Add (subtract):
Other (income) expense	(0.1)	(3.5)	0.1	—	(0.1)
Operating income (loss) (1)	(2.6)	25.8	51.8	29.8	17.6
Add (subtract):
Depreciation and amortization, net	2.0	2.3	(1.0)	0.7	2.9
Other	(0.2)	(0.1)	(0.3)	—	(0.1)
Adjusted EBITDA (2)	$(0.8)	$28.0	$50.5	$30.5	$20.4

(1)Starting from the second quarter 2022, we adjusted operating expenses and operating income (loss) to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(2)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.

Reconciliation of Operating Revenues to Adjusted Revenues, Operating Expenses to Adjusted Operating Expenses and Net Income to Adjusted EBITDA

(In millions)	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
HD & SD MODERN JACKUPS
Operating revenues	$73.2	$62.5	$59.0	$61.1	$67.8
Add (subtract):
Reimbursable revenues	(2.8)	(2.2)	(2.0)	(1.9)	(3.1)
Amortized revenues	(4.0)	(1.2)	0.7	0.6	0.8
Adjusted revenues	$66.4	$59.1	$57.7	$59.8	$65.5

Operating expenses (1)	$66.1	$53.7	$52.6	$62.8	$60.9
Add (subtract):
Depreciation and amortization	(6.6)	(5.5)	(3.1)	(3.1)	(6.0)
Reimbursable expenses	(2.9)	(2.3)	(2.0)	(1.9)	(7.5)
Other	0.1	—	0.1	0.1	0.2
Adjusted operating expenses	$56.7	$45.9	$47.6	$57.9	$47.6

Net income	$7.2	$8.8	$6.5	$118.3	$7.1
Subtract:
Other income	(0.1)	(0.1)	(0.1)	(120.1)	(0.1)
Operating income (loss) (1)	7.1	8.7	6.4	(1.8)	7.0
Add (subtract):
Depreciation and amortization, net	2.6	4.3	3.8	3.7	6.8
Other	(0.1)	(0.1)	(0.2)	(0.3)	(0.1)
Adjusted EBITDA (2)	$9.6	$12.9	$10.0	$1.6	$13.7

(1)Starting from the second quarter 2022, we adjusted operating expenses and operating income (loss) to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(2)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.

Reconciliation of Operating Revenues to Adjusted Revenues, Operating Expenses to Adjusted Operating Expenses and Net Income to Adjusted EBITDA

(In millions)	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
SD LEGACY JACKUPS
Operating revenues	$20.9	$20.8	$13.9	$18.6	$19.9
Add (subtract):
Reimbursable revenues	(0.5)	(0.4)	(0.3)	(0.5)	(0.7)
Adjusted revenues	$20.4	$20.4	$13.6	$18.1	$19.2

Operating expenses (1)	$13.4	$12.6	$12.9	$11.8	$12.0
Add (subtract):
Depreciation and amortization	(1.6)	(2.0)	(1.1)	(1.0)	(1.0)
Reimbursable expenses	(0.5)	(0.5)	(0.2)	(0.5)	(1.1)
Other	0.1	—	—	—	—
Adjusted operating expenses	$11.4	$10.1	$11.6	$10.3	$9.9

Net income	$7.4	$8.3	$0.9	$22.2	$10.0
Add (subtract):
Other (income) expense	—	(0.1)	0.1	(15.4)	(2.0)
Operating income (1)	7.4	8.2	1.0	6.8	8.0
Add (subtract):
Depreciation and amortization, net	1.6	2.0	1.1	1.0	1.0
Other	0.1	—	—	0.1	(0.1)
Adjusted EBITDA (2)	$9.1	$10.2	$2.1	$7.9	$8.9

(1)Starting from the second quarter 2022, we adjusted operating expenses and operating income to exclude support costs. Prior periods were adjusted to conform with the current period presentation.
(2)Adjusted EBITDA for asset category excludes onshore support costs and general and administrative expense.